SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2013

XUMANII, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-169280	90-09582397
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

PO Box 309, Ugland House South Church Street George Town Grand Cayman KY1-1104 Cayman Islands
(Address of principal executive offices)
305-600-0732
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Xumanii, Inc.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

 On May 31, 2013, Xumanii, Inc., a Nevada corporation (the "Company") entered into a Live Broadcast Agreement with Dardy Touring also known as "French Montana". The Agreement provides for the Artist to perform 4 concerts within the next two years on mutually agreed dates. The compensation for this agreement is $30,000 or $7,500 per Concert in advance.

This Agreement contains customary representations and warranties of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability.

On June 1, 2013, Xumanii, Inc., a Nevada corporation (the "Company") entered into a Consulting Agreement with Omar Thiam. The Agreement provides for the Consultant to negotiate Live Broadcast Events with live broadcast agreements or other endorsements within the Entertainment industry and use its best efforts to introduce the Company to various Artists, Managers, Companies and Event producers to secure live broadcast agreements with them. The term of this agreement is for 2 years.

This Agreement contains customary representations and warranties of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability

The above descriptions of the Agreements is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreements, the references made to the Agreement, which is filed hereto as Exhibit 10.1 through Exhibit 10.2 are incorporated herein by this reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Director and Officer

On May 30, 2012 Jean-Francois Jauvin was appointed as a director and officer of the corporation in the capacity of Secretary and director.

Resignation of Officers

On May 30, 2013 Alenandre Frigon resigned his position as Secretary, of Xumanii, Inc.

There are no transactions between Mr. Jauvin and the Company that are reportable under Item 404(a) of Regulation S-K. There are no family relationships among our directors or executive officers.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.

Description of Exhibit

10.1

                   Consulting Agreement Dated June 1, 2013.

10.2

                   Live performance agreement Dated May 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   June 3, 2013

Xumanii, Inc.

By:   /s/ Alexandre Frigon

Name: Alexandre Frigon

Title:   President and Chief Executive Officer